UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): February 23, 2012

Honda Auto Receivables 2012-1 Owner Trust
(Exact name of Issuing Entity as specified in its charter) American Honda Receivables LLC
(Exact name of depositor and Registrant as specified in its charter) American Honda Finance Corporation
(Exact name of sponsor as specified in its charter)
Delaware	333-173202-03	30-6310131
(State or Other Jurisdiction of Incorporation of Issuing Entity)	(Commission File Number of Issuing Entity)	(I.R.S. Employer Identification No. of Issuing Entity)
American Honda Receivables LLC 20800 Madrona Avenue Torrance, CA 90503
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (310) 781-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Item 5. Other Events.

Alston & Bird LLP and Bingham McCutchen LLP have been retained by this Registrant as counsel for its Registration Statement on Form S-3 (Commission File No. 333-173202) in connection with various transactions. Legal opinions by Bingham McCutchen LLP to be incorporated into the Registration Statement are attached hereto as Exhibit 8.1 and Exhibit 23.2.

Item 9.01. Financial Statements; Pro Forma Financial Information and Exhibits

(a)	Not applicable.

(b)	Not applicable.
(c)	Not applicable.

(d)	Exhibits:
5.1	Opinion of Alston & Bird LLP as to legality (including consent of such firm).
8.1	Opinion of Bingham McCutchen LLP as to certain tax matters (including consent of such firm).
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).
23.2	Consent of Bingham McCutchen LLP (included in Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Honda Receivables LLC

By:  /s/ Paul C. Honda

Name: Paul C. Honda

Title: Treasurer

Dated: February 23, 2012

EXHIBIT INDEX

Exhibit No.	Description	Page No.

5.1	Opinion of Alston & Bird LLP as to legality (including consent of such firm).
8.1	Opinion of Bingham McCutchen LLP as to certain tax matters (including consent of such firm).
23.1	Consent of Alston & Bird LLP (included in Exhibit 5.1).
23.2	Consent of Bingham McCutchen LLP (included in Exhibit 8.1).